UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                    6/20/03
                Date of Report (Date of earliest event reported)

                               Safeco Corporation
               (Exact name of registrant as specified in Charter)

WASHINGTON                      1-6563                          91-0742146
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

Safeco Plaza, Seattle Washington                                98185
(Address of principal executive offices)                       (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)

                               TABLE OF CONTENTS

Item 5 Other Events
Signature

Item 5. Other Events

Because of the personal demands on his time from his business affairs, Safeco Board member Paul W. Skinner resigned as a member of the Board of Directors on June 17, 2003. Mr. Skinner has served as a member of Safeco's board since 1988. Safeco and Mr. Skinner contemplate and expect him to enter into a consulting arrangement with the company.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Safeco Corporation
                                          Registrant


Dated: June 20, 2003                By:    /s/Christine B. Mead
                                          -----------------------
                                          Christine B. Mead
                                          Senior Vice President,
                                          Chief Financial Officer and Secretary